UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2021 (April 5, 2021)

SMTC CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-31051	98-0197680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7050 Woodbine Avenue Markham, Ontario,		CANADA L3R 4G8
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (905) 479-1810

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On April 5, 2021, SMTC Corporation, a Delaware corporation (the “Company”), completed the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 3, 2021, by and among the Company, EMS Silver Inc., a Delaware corporation (“Parent”), and EMS Silver Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). At the closing, Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent (the “Merger”). Parent and Merger Sub are controlled by funds affiliated with H.I.G. Capital, LLC (“H.I.G.”).

Item 1.02Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, on April 5, 2021, the Company repaid in full all outstanding amounts under its: (i) Amended and Restated Revolving Credit and Security Agreement, dated as of November 8, 2018 (as amended to date, the “PNC Agreement”), by and among the Company, SMTC Manufacturing Corporation of California, a California corporation, SMTC Mex Holdings, Inc., a Delaware corporation, HTM Holdings, Inc., a Delaware corporation, MC Test Service, Inc., a Florida corporation, MC Assembly International LLC, a Delaware limited liability company, MC Assembly LLC, a Delaware limited liability company, the financial institutions party thereto (collectively, the “PNC Lenders”) and PNC Bank, National Association, as agent for the PNC Lenders, and (ii) Financing Agreement, dated as of November 8, 2018 (as amended to date, the “TCW Agreement”), by and among the Company, each person that is a borrower thereunder, each other loan party thereto, each financial institution that is a party thereto (collectively, the “TWC Lenders”), TCW Asset Management Company LLC, as administrative agent for the TCW Lenders, and TCW Asset Management Company LLC, as collateral agent for the TCW Lenders.

On April 5, 2021, the Company terminated each of the PNC Agreement and the TWC Agreement and all commitments by the PNC Lenders and the TCW Lenders, as applicable, to extend further credit thereunder in accordance with the terms of such agreements and any guarantees, liens and other security in connection therewith were terminated and/or released, as applicable.

The PNC Agreement, TCW Agreement and each of the amendments to such agreements are more fully described in the Company’s Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 9, 2018, April 4, 2019, July 5, 2019, August 12, 2019, September 27, 2019, October 2, 2019, June 29, 2020, September 28, 2020, and December 28, 2020, which descriptions are incorporated herein by reference. The descriptions of the PNC Agreement, TCW Agreement and the amendments thereto incorporated by reference are not complete and are subject to and entirely qualified by reference to the full text of the PNC Agreement, TCW Agreement and each of the amendments to such agreements.

Item 2.01Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Items 3.03, 5.01, 5.02, 5.03 and 8.01 is incorporated herein by reference into this Item 2.01.

On April 5, 2021, the Company completed its previously announced sale to an affiliate controlled by H.I.G. Pursuant to the Merger Agreement, Merger Sub merged with and into the Company on April 5, 2021, with the Company surviving the Merger as a wholly-owned subsidiary of Parent.

As a result of the Merger, at the effective time of the Merger (the “Effective Time”), each share of common stock, $0.01 par value, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (i) Rollover Shares (if any) (as defined in the Merger Agreement), (ii) shares of Company Common Stock held by the Company as treasury stock or held by Parent or Merger Sub (or any direct or indirect wholly-owned subsidiaries of Parent or Merger Sub) or (iii) shares of Company Common stock held by stockholders who are entitled to and have properly demanded statutory appraisal for such shares in accordance with, and have complied in all respects with Section 262 of the General Corporation Law of the State of Delaware (such shares, the “Excluded Shares”)) was converted into the right to receive $6.044 in cash, without interest, subject to any withholding of taxes required by applicable law (the “Merger Consideration”).

Pursuant to the Merger Agreement, at the Effective Time:

•

Each vested option to purchase shares of Company Common Stock (each, a “Vested Company Option”) that was outstanding as of immediately prior to the Effective Time was, automatically and without any required action on the part of the holder thereof or the Company, cancelled and converted into the right to receive (without interest) an amount in cash equal to the product of (x) the total number of shares of Company Common Stock then underlying the Vested Company Option multiplied by (y) the excess, if any, of the Merger Consideration over the exercise price of such Vested Company Option.  All Vested Company Options with an exercise price equal to or greater than the Merger Consideration were cancelled for no consideration. Each option to purchase shares of SMTC common stock (each, a “Company Option”), or portion thereof, which, by its terms or action of the board of directors of the Company (the “Board”), automatically vested as a result of the closing of the Merger was treated as a Vested Company Option.

•

Each award of Company restricted stock units that had vested (each, a “Vested Company RSU”) that was outstanding as of immediately prior to the Effective Time was, automatically and without any required action on the part of the holder thereof or the Company, cancelled and converted into the right to receive (without interest) an amount in cash equal to (x) the total number of shares of Company Common Stock then underlying such award of Vested Company RSUs, multiplied by (y) the Merger Consideration. Each award of Company restricted stock units (each, a “Company RSU”), or portion thereof, which, by its terms or action of the Board, automatically vested as a result of the closing of the Merger was treated as a Vested Company RSU. Any unvested award of Company restricted stock units was terminated at the closing of the Merger for no consideration.

•

Each outstanding warrant to purchase shares of Company Common Stock (each a “Company Warrant”), whether or not exercisable, that was outstanding immediately prior to the Effective Time was, automatically and without any required action on the part of the holder thereof or the Company, cancelled and converted into the right to receive (without interest) an amount in cash equal to the product of (x) the total number of shares of Company Common Stock underlying the Company Warrant multiplied by (y) the excess, if any, of the Merger Consideration over the exercise price of such Company Warrant.  Any Company Warrant with respect to which the exercise price subject thereto was equal to or greater than the Merger Consideration was cancelled for no consideration.

Furthermore, in accordance with the Merger Agreement, at the Effective Time, as a result of the Merger, each outstanding share of capital stock of Merger Sub held immediately prior to the Effective Time (all of which shares were held of record by Parent) was converted into and become one newly and validly issued, fully paid and non-assessable share of common stock of the Company, as the survivor of the Merger (the “Survivor Common Stock”), all of which shares of Survivor Common Stock, as a result of the Merger, (i) comprise all of the issued and outstanding capital stock of the Company as the survivor of the Merger, and (ii) are held of record by Parent.

The aggregate cash consideration paid by Parent to Company stockholders in the Merger was approximately $170 million. Parent funded the Merger Consideration with a combination of equity investments from affiliates of H.I.G. and borrowings under certain financing agreements with Cerberus Business Finance, LLC and/or its affiliates.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 4, 2021 and incorporated herein by reference.

The information set forth in the Introductory Note is incorporated herein by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) of the completion of the Merger and requested that Nasdaq suspend trading of the Company Common Stock on April 5, 2021, remove the Company Common Stock from listing and file a Form 25 with the SEC to report the delisting of Company Common Stock from Nasdaq. Nasdaq filed the Form 25 on April 5, 2021 to provide notification of such delisting and to effect the deregistration of the Company Common Stock under Section 12(b) of the U.S. Securities

Exchange Act of 1934, as amended (the “Exchange Act”). Trading of the Company Common Stock on The Nasdaq Global Market was suspended following the closing of trading on April 5, 2021. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the termination of the registration of the Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 13(a) and Section 15(d) of the Exchange Act.

The information set forth in the Introductory Note and under Item 2.01 is incorporated herein by reference into this Item 3.01.

Item 3.03Material Modification to Rights of Security Holders.

As set forth under Item 2.01 of this Current Report on Form 8-K, as of the Effective Time, all issued and outstanding shares of Company Common Stock, other than Excluded Shares, ceased to be outstanding and were converted into the right to receive the Merger Consideration. At the Effective Time, all holders of Company Common Stock ceased to have any rights with respect thereto other than the right to receive the Merger Consideration pursuant to the Merger Agreement.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01 and 5.03 is incorporated herein by reference into this Item 3.03.

Item 5.01Changes in Control of Registrant.

As a result of the consummation of the Merger, a change of control of the Company occurred, and the Company became a wholly-owned subsidiary of Parent.

The information set forth in the Introductory Note and under Items 2.01, 3.03, 5.02 and 5.03 is incorporated herein by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger, at the Effective Time, Clarke H. Bailey, David Sandberg, Frederick Wasserman and J. Randall Waterfield ceased service as directors of the Company. Simultaneously, Edward John Smith continued as, and Steven M. Waszak and Blair McInnis became, directors of the Company, in each case, to hold office, from and after the Effective Time, in accordance with the Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws (each as defined below).

The information set forth in the Introductory Note and under Item 2.01 is incorporated herein by reference into this Item 5.02.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, pursuant to the Merger Agreement and as a result of the Merger, the Fifth Amended and Restated Certificate of Incorporation of the Company that was in effect immediately before the Effective Time was amended and restated to be in the form attached hereto as Exhibit 3.1 (the “Amended and Restated Certificate of Incorporation”). Also pursuant to the Merger Agreement and resolutions adopted immediately after the Effective Time by the new directors of the Company as the surviving corporation, the Company’s Second Amended and Restated By-Laws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to be in the form of the bylaws of Merger Sub in effect immediately prior to the Effective Time (the “Amended and Restated By-Laws”). A copy of the Amended and Restated Certificate of Incorporation and a copy of the Amended and Restated By-Laws are attached as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

The information set forth in the Introductory Note and under Item 2.01 is incorporated herein by reference into this Item 5.03.

Item 8.01Other Events.

On April 5, 2021, the Company issued a press release announcing the closing of the Merger. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description of Exhibit
2.1*

Agreement and Plan of Merger, dated as of January 3, 2021, by and among EMS Silver Inc., EMS Silver Merger Sub Inc. and SMTC Corporation (filed as Exhibit 2.1 to SMTC Corporation’s Current Report on Form 8-K filed on January 4, 2021 and incorporated by reference herein)

3.1	Amended and Restated Certificate of Incorporation of SMTC Corporation.
3.2	Amended and Restated By-Laws of SMTC Corporation.
99.1	Press Release, dated April 5, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any omitted schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTC CORPORATION

Date: April 5, 2021	By:	/s/ Edward Smith
Edward Smith
President and Chief Executive Officer